SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 20, 2004
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-26739                                    22-35-31960
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     (Commission File Number)                  (IRS Employer Identification No.)

               750 College Road East, Princeton, New Jersey                08540
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               (Address of principal executive offices)               (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)

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Item 9.     Regulation FD Disclosure

On April 20, 2004 Teleglobe International Holdings Ltd (formerly known as Teleglobe Bermuda Holdings Ltd) has filed an Amendment Number 2 to its Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with the merger previously announced between Teleglobe and ITXC. This document is available on the SEC website at http://www.sec.gov/Archives/ edgar/data/1278739/000104746904012584/a2131411zs-4a.htm .



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ITXC CORP.

Date:  April 20, 2004             By:  /s/ Theodore M. Weitz
                                             --------------------------------
                                             Name:  Theodore M. Weitz
                                             Title:  Vice President, General
                                                     Counsel and Secretary